SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) October 22, 2001
                                                          ----------------


                         WESTERN MEDIA GROUP CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Minnesota                       2-71164                       41-1311718
-----------------------------------------------------------------------------
(State or Other               (Commission                  (I.R.S. Employer
Jurisdiction of                File Number)               Identification No.)



                     69 Mall Drive, Commack, New York 11725
              -----------------------------------------------------
               Address of Principal Executive Offices) (Zip Code)


                                  917-626-6516
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


ITEM  4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
--------   ---------------------------------------------

           On October 22, 2001, Western Media Group Corporation's (the "Company") independent accountant, Callahan, Johnston & Associates, LLC ("Callahan"), resigned as the Company's independent auditor. The stated reason for the resignation is that the Company has moved its offices to New York and would be better served by a certified public accounting firm in that area.

           During the Company's two most recent fiscal years, and the subsequent interim periods, prior to October 22, 2001, there were no disagreements with Callahan on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Callahan, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

           For the fiscal years ended December 31, 2000 and December 31, 1999, Callahan's report on the Company's financial statements contained an opinion that there was doubt as to the Company's ability to continue as a going concern. The Company did not disagree with these opinions and they were not the cause for Callahan's resignation.

           On October 22, 2001, the Company retained as its new independent accountant, Farber, Blicht, Eyerman & Herzog, LLP, 255 Executive Drive, Suite 215, Plainview, New York 11803.


ITEM 7.      EXHIBITS
-------      --------

Exhibit      SEC Ref.      Title

1            (16)          Letter re: Change in Certifying Accountant

2            (16)          Letter re: Change in Certifying Accountant


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Western Media Group Corporation

DATED: October 31, 2001               By: /s/ Konrad Kim, President



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Exhibit (1)

                      Callahan, Johnston & Associates, LLC
                  Certified Public Accountants and Consultants


October 22, 2001


To the Board of Directors
Western Media Group Corporation
11900 Wayzata Bou1evard, Suite 100
Minneapolis, Minnesota 55305

As previously discussed, the Company is currently moving its headquarters to New York. With this in mind the Company would better served by a certified p\1blic accounting firm in that area. With that in mind please accept this as our formal resignation as the auditors for Western Media Group Corporation.

As the Company is aware, this resignation needs to be reported to the Securities and Exchange Commission on a Form 8-K filing. If the successor auditor is known that appointment can be announced at the same time.

We wi11 be glad to assist in the transition. With this in mind please let us know who the successor auditor will be.

Sincerely,

CALLAHAN, JOHNSTON & ASSOCIATES, LLC

/s/

Scott M. Callahan
Certified Public Accountant


           7400 Lyndale Avenue South, Suite 140, Minneapolis, MN 55423
                   Telephone: (612)861-0970 Fax: (612)861-5827
                          Email: cjacallahan@qwest.net


Exhibit (2)


                      Callahan, Johnston & Associates, LLC
                  Certified Public Accountants and Consultants




October 31, 2001


To Western Media Group Corporation
c/o Darren L. Ofsink
Guzov, Steckman & Ofsink, LLC
600 Madison Avenue, 22nd Floor
New York, New York 10022

Dear Mr. Ofsink:

I have reviewed the draft Form 8-K regarding Western Media Group Corporation's change in certifying accountant. There have been no disagreements with Western Media Group Corporation on any matter of accounting principles or practice, financial disclosure, audit scope or procedure. As previously communicated, our resignation as the auditors for Western Media Group Corporation was due to the move of the Company's headquarters to New York.

Sincerely,
CALLAHAN, JOHNSTON & ASSOCIATES, LLC



/s/ Scott M. Callahan
Scott M. Callahan
Certified Public Accountant


           7400 Lyndale Avenue South, Suite 140, Minneapolis, MN 55423
                   Telephone: (612)861-0970 Fax: (612)861-5827
                          Email: cjacallahan@qwest.net


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